SCHEDULE 14C INFORMATION

       INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

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Check the appropriate box:

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
[ ]   Preliminary Information Statement
[X]   Definitive Information Statement
[ ]   Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
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   Diversified Investors Portfolios - Intermediate Government Bond Portfolio
               (Name of Registrant as Specified In Its Charter)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of the filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

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              TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY, INC.
                           Four Manhattanville Road
                           Purchase, New York 10577

November 14, 2003

Dear Contract Holder:

     We are sending the enclosed information statement to contract holders of Group Variable Annuity Contracts issued by Transamerica Financial Life Insurance Company, Inc. with unit interests in the Intermediate Government Bond Subaccount of The Diversified Investors Variable Funds. The enclosed information statement describes two new subadvisers for Intermediate Government Bond Portfolio, the underlying mutual fund in which all of the assets of the Intermediate Government Bond Subaccount are invested.

     On September 15, 2003, with the approval of the Board of Trustees of Intermediate Government Bond Portfolio, two subadvisers, Allegiance Investment Management, LLC and Stephens Capital Management, replaced Capital Management Group as the single subadviser of the Portfolio.

     The Portfolio has obtained exemptive relief from the Securities and Exchange Commission that permits the Portfolio's Board of Trustees to approve new subadvisers without investor approval under certain circumstances. This information statement describes Allegiance Investment Management, LLC and Stephens Capital Management and the terms of the Subadvisory Agreements with these subadvisers. This material is for your information only. It is not a proxy statement and you are not being asked to vote. Please call us at (800) 755-5803 if you have any questions.

                                   Sincerely,



                                   Robert F. Colby
                                   Vice President and Assistant Secretary


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                          MONY LIFE INSURANCE COMPANY
                           Four Manhattanville Road
                           Purchase, New York 10577

November 14, 2003

Dear Contract Holder:

     We are sending the enclosed information statement to contract holders of Group Variable Annuity Contracts issued by MONY Life Insurance Company with unit interests in the Intermediate Government Bond Subaccount of The Diversified Investors Variable Funds. The enclosed information statement describes two new subadvisers for Intermediate Government Bond Portfolio, the underlying mutual fund in which all of the assets of the Intermediate Government Bond Subaccount are invested.

     On September 15, 2003, with the approval of the Board of Trustees of Intermediate Government Bond Portfolio, two subadvisers, Allegiance Investment Management, LLC and Stephens Capital Management, replaced Capital Management Group as the single subadviser of the Portfolio.

     The Portfolio has obtained exemptive relief from the Securities and Exchange Commission that permits the Portfolio's Board of Trustees to approve new subadvisers without investor approval under certain circumstances. This information statement describes Allegiance Investment Management, LLC and Stephens Capital Management and the terms of the Subadvisory Agreements with these subadvisers. This material is for your information only. It is not a proxy statement and you are not being asked to vote. Please call us at (800) 755-5803 if you have any questions.

                                   Sincerely,



                                   Robert F. Colby
                                   Authorized Signatory




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                             DIVERSIFIED INVESTORS
                       INTERMEDIATE GOVERNMENT BOND FUND

                           DIVERSIFIED INSTITUTIONAL
                       INTERMEDIATE GOVERNMENT BOND FUND
                           Four Manhattanville Road
                           Purchase, New York 10577

November 14, 2003

Dear Shareholder:

     The enclosed information statement describes two new subadvisers for Intermediate Government Bond Portfolio, the underlying mutual fund in which all of the assets of Diversified Investors Intermediate Government Bond Fund and Diversified Institutional Intermediate Government Bond Fund are invested. On September 15, 2003, with the approval of the Board of Trustees of the Portfolio, two subadvisers, Allegiance Investment Management, LLC and Stephens Capital Management, replaced Capital Management Group as the single subadviser of the Portfolio.

     The Portfolio has obtained exemptive relief from the Securities and Exchange Commission that permits the Portfolio's Board of Trustees to approve new subadvisers without investor approval under certain circumstances. This information statement describes Allegiance Investment Management, LLC and Stephens Capital Management and the terms of the Subadvisory Agreements with these subadvisers. This material is for your information only. It is not a proxy statement and you are not being asked to vote. Please call us at (800) 755-5803 if you have any questions.

                                   Sincerely,



                                   Robert F. Colby
                                   Secretary



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                    INTERMEDIATE GOVERNMENT BOND PORTFOLIO
                 a series of Diversified Investors Portfolios
                           Four Manhattanville Road
                           Purchase, New York 10577

November 14, 2003

Dear Investor:

     The enclosed information statement describes two new subadvisers for Intermediate Government Bond Portfolio. On September 15, 2003, with the approval of the Portfolio's Board of Trustees, two subadvisers, Allegiance Investment Management, LLC and Stephens Capital Management, replaced Capital Management Group as the single subadviser of the Portfolio.

     The Portfolio has obtained exemptive relief from the Securities and Exchange Commission that permits the Portfolio's Board of Trustees to approve new subadvisers without investor approval under certain circumstances. This information statement describes Allegiance Investment Management, LLC and Stephens Capital Management and the terms of the Subadvisory Agreements with these subadvisers. This material is for your information only. It is not a proxy statement and you are not being asked to vote. Please call us at (800) 755-5803 if you have any questions.

                                   Sincerely,



                                   Robert F. Colby
                                   Secretary



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                    INTERMEDIATE GOVERNMENT BOND PORTFOLIO
                 a series of Diversified Investors Portfolios
                           Four Manhattanville Road
                           Purchase, New York 10577
                           Telephone: (914) 697-8000

                             INFORMATION STATEMENT

This Information Statement is being provided to investors in the Intermediate Government Bond Portfolio (referred to as the Portfolio) by the Portfolio's Board of Trustees in lieu of a proxy statement pursuant to the terms of an exemptive order that the Portfolio has received from the Securities and Exchange Commission. The exemptive order permits the Portfolio's adviser, under certain circumstances, to hire new subadvisers with the approval of the Portfolio's Board of Trustees, but without obtaining investor approval. Pursuant to the exemptive order, however, the Portfolio has agreed to provide certain information about new subadvisers to its investors. Accordingly, investors are not being asked to vote on the hiring of the new subadvisers, but are encouraged to review this Information Statement.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The Portfolio is a series of Diversified Investors Portfolios (referred to as the Trust), which is a registered investment company organized as a New York trust under a Declaration of Trust dated as of September 1, 1993 and amended and restated as of August 30, 2002. The Portfolio was designated as a separate series of the Trust on September 1, 1993 and commenced operations on August 18, 1994. The Portfolio's mailing address is Four Manhattanville Road, Purchase, New York 10577.

The annual report for the Portfolio for the period ended December 31, 2002, including audited financial statements, and the semi-annual report for the period ended June 30, 2003 have previously been sent to investors and are available upon request without charge by contacting Diversified Investment Advisors, Inc., Four Manhattanville Road, Purchase, New York 10577 or by calling toll-free (800) 926-0044.

This Information Statement is being mailed on or about November 14, 2003.

BACKGROUND

The Portfolio is a master fund in a master/feeder mutual fund structure. Currently, ten feeder funds invest their assets in the Intermediate Government Bond Portfolio. The Portfolio, in turn, invests directly in securities.

Diversified Investment Advisors, Inc., a Delaware corporation (referred to as the Adviser), Four Manhattanville Road, Purchase, New York 10577, manages the assets of the Portfolio pursuant to an Investment Advisory Agreement dated as of January 3, 1994. The Advisory Agreement was most recently approved by the Board of Trustees of the Portfolio, including a majority of the Trustees who are not "interested persons" (referred to as defined in the Investment Company

Act of 1940) of any party to such agreement (referred to as the Independent Trustees), on November 19, 2002. The Advisory Agreement was most recently submitted to a vote of investors on January 3, 1994 in connection with its initial approval. More information about the Advisory Agreement appears below. See "Existing Advisory Agreement."

Subject to the terms of the Advisory Agreement, the Adviser is responsible for the management of the Portfolio, selects and employs, subject to the review and approval of the Portfolio's Board of Trustees, one or more subadvisers to make the day-to-day investment selections for the Portfolio consistent with the guidelines and directions set by the Adviser and the Board of Trustees, and reviews the subadvisers' continued performance. The Adviser may terminate the services of any subadviser at any time.

Allegiance Investment Management, LLC and Stephens Capital Management became subadvisers on September 15, 2003. This Information Statement describes Allegiance Investment Management, LLC and Stephens Capital Management and their subadvisory agreements for the Portfolio.

EXISTING ADVISORY AGREEMENT

As noted above, the Adviser manages the assets of the Portfolio pursuant to an Advisory Agreement. The Advisory Agreement is dated January 3, 1994 and continues in effect from year to year, subject to approval annually in accordance with the Investment Company Act of 1940 (referred to as the 1940
Act). The Advisory Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees or by the vote of a "majority of the outstanding voting securities" of the Portfolio on 60 days' advance written notice to the Adviser. The Advisory Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

Under the terms of the Advisory Agreement, the Adviser formulates and provides an investment program for the Portfolio on a continuous basis, subject to the provisions of the 1940 Act and the Internal Revenue Code and to the investment objectives, policies, procedures and restrictions contained in the Portfolio's then current Registration Statement under the 1940 Act. The Adviser also provides the Board of Trustees with performance and other information, along with such other reports and data as are requested by the Board from time to time.

The Adviser also provides administrative services pursuant to the Advisory Agreement. The administrative services the Adviser may provide include making available office space, equipment and clerical personnel necessary for maintaining the Portfolio, negotiating contracts with and supervising the performance of the Portfolio's transfer agent, custodian and other agents and service providers, preparing and filing with the Securities and Exchange Commission documents such as Registration Statements, and maintaining the Portfolio's books and records.

The Advisory Agreement provides that the Adviser is not liable for any mistake in judgment or in any other circumstance in carrying out the terms and provisions of the Advisory Agreement, except that the Adviser is liable for any liability arising out of willful malfeasance, bad faith or gross negligence in the performance of its duties under the Advisory Agreement or by reason of its reckless disregard of its duties under the Advisory Agreement.

The Advisory Agreement states that the Adviser may execute purchase and sale orders with itself or affiliates provided that any commission paid by the Portfolio is fair and reasonable compared to commissions paid to brokers with similar capabilities as the Adviser or its affiliate for transactions involving similar securities. Any portfolio transaction executed through the Adviser or an affiliate, however, must be made pursuant to policies adopted by the Board of Trustees and must comply with applicable law. Under the Advisory Agreement, the Advisor is responsible for voting all proxies in relation to the securities held in the Portfolio.

The Advisory Agreement also provides that the Adviser may engage in any other business and provide any type of service, including investment advisory services, to any other person.

A description of the investment advisory fees paid by the Portfolio to the Adviser appears below under the caption "Diversified Advisory Fees."

Investors should refer to Exhibit A attached hereto for the complete terms of the Advisory Agreement for the Portfolio. The description of the Advisory Agreement set forth herein is qualified in its entirety by the provisions of the Advisory Agreement as set forth in Exhibit A.

FORMER SUBADVISER

Prior to September 15, 2003, Capital Management Group, a division of 1740 Advisors, Inc., served as an investment subadviser of the Portfolio. Capital Management is located at 1740 Broadway, New York, New York 10019. Capital Management provided subadvisory services to the Portfolio pursuant to an Investment Subadvisory Agreement between Capital Management and the Adviser (referred to as the Capital Management Subadvisory Agreement). As a subadviser of the Portfolio, Capital Management was responsible for managing that portion of the assets of the Portfolio that were allocated to Capital Management by the Adviser in a manner consistent with the terms of the Capital Management Subadvisory Agreement and the investment objectives of the Portfolio.

The Capital Management Subadvisory Agreement was most recently approved by the Board of Trustees of the Portfolio, including a majority of the Independent Trustees, on November 19, 2002. The Capital Management Subadvisory Agreement, which was dated January 3, 1994, was most recently submitted to a vote of investors in the Portfolio on January 3, 1994 in connection with its initial approval.

At a meeting of the Portfolio's Board of Trustees held on August 19, 2003, the Board considered, at the Adviser's recommendation, the termination of Capital Management as the subadviser of the Portfolio. The Board reviewed recent performance of Capital Management as compared against the Portfolio's benchmark index. The Board then reviewed the Adviser's procedures for selecting new subadvisers. As discussed below under the heading "Evaluation by the Board of Trustees," the Board authorized the Adviser to terminate the Capital Management Subadvisory Agreement and to enter into new Subadvisory Agreements with Allegiance Investment Management, LLC and Stephens Capital Management. Accordingly, effective September 15, 2003, the Adviser terminated the Capital Management Subadvisory Agreement and entered into new Subadvisory Agreements with Allegiance Investment Management, LLC and Stephens Capital Management (referred to as the Allegiance Subadvisory Agreement and Stephens Subadvisory Agreement, respectively).

COMPARISON OF THE SUBADVISORY AGREEMENTS

The principal differences between the Capital Management Subadvisory Agreement and the Allegiance and Stephens Subadvisory Agreements are the identity of the service provider, the effective date, the termination date, and the compensation payable to the subadviser thereunder. A description of the investment advisory fees to be paid by the Adviser to Allegiance and Stephens appears below under the captions "Allegiance and Stephens Subadvisory Fees". A comparison of those fees to the fees paid by the Adviser to Capital Management appears below under the caption "Capital Management Subadvisory Fees."

COMPARISON OF THE CAPITAL MANAGEMENT SUBADVISORY AGREEMENT TO THE ALLEGIANCE SUBADVISORY AGREEMENT

The Allegiance Subadvisory Agreement became effective on September 15, 2003 and will continue in effect for two years and thereafter from year to year, subject to approval annually in accordance with the 1940 Act. The Allegiance Subadvisory Agreement may be terminated at any time without the payment of any penalty by the Portfolio's Board of Trustees, by the vote of a "majority of the outstanding voting securities" of the Portfolio or by the Adviser. The Allegiance Subadvisory Agreement may be terminated by Allegiance upon 90 days' advance written notice to the Adviser. The Allegiance Subadvisory Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

Under the terms of the Allegiance Subadvisory Agreement, Allegiance furnishes continuing portfolio management services to the Portfolio subject always to the provisions of the 1940 Act and to the investment objective, policies, procedures and restrictions imposed by the Portfolio's then current Registration Statement under the 1940 Act. The day to day management of the Portfolio will be the responsibility of William K. Mawhorter, Chief Investment Officer, who has been with Allegiance since 1988. Allegiance will also provide the Adviser with the reports and data as are requested by the Adviser in connection with Allegiance's management of the Portfolio.

The Allegiance Subadvisory Agreement provides that Allegiance is responsible only for managing the assets of the Portfolio allocated to Allegiance in good faith and in accordance with the Portfolio's investment objectives, fundamental policies and restrictions, and has no responsibility whatsoever for, and will incur no liability on account of, (i) diversification, selection or establishment of such investment objectives, fundamental policies and restrictions, (ii) advice on, or management of, any other assets for the Adviser or the Portfolio, (iii) filing of any tax or information returns or forms, withholding or paying any taxes, or seeking any exemption or refund,
(iv) registration of the Portfolio with any government or agency, or (v) administration of the plans and trusts investing through the Portfolio. The Capital Management Subadvisory Agreement contained similar provisions. The Allegiance Subadvisory Agreement also provides that Allegiance is not responsible for overall portfolio compliance with requirements of the 1940 Act or Subchapter M of the Internal Revenue Code.

The Allegiance Subadvisory Agreement provides that Allegiance will be indemnified and held harmless by the Adviser for any loss in carrying out the terms and provisions of the Agreement, including reasonable attorney's fees, indemnification to the Portfolio, or any investor therein, and to brokers and commission merchants, fines, taxes, penalties and interest. Allegiance is liable, however, for any liability, damages or expenses of the Adviser to which Allegiance would otherwise be subject by reason of gross negligence, malfeasance or violation of applicable law by any of its employees in the performance of Allegiance's duties under the Subadvisory Agreement. In such cases, the indemnification by the Adviser referred to above will be inapplicable. The Capital Management Subadvisory Agreement contained similar provisions.

Under the Allegiance Subadvisory Agreement, Allegiance is responsible for voting all proxies in relation to the securities comprising its portion of the Portfolio's assets. The Capital Management Subadvisory Agreement contained a similar provision.

Under the Allegiance Subadvisory Agreement, Allegiance may place orders with brokers or dealers that sell interests in the Portfolio or that sell shares of any other fund for which Allegiance provides investment advisory services, to the extent that the placing of such orders is in compliance with the rules of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Further, the Allegiance Subadvisory Agreement provides that, subject to such policies and procedures as may be adopted by the Board of Trustees and officers of the Portfolio, Allegiance may pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where Allegiance has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer. These types of provisions were not contained in the Capital Management Subadvisory Agreement.

Investors should refer to Exhibit B attached hereto for the complete terms of the Subadvisory Agreement with Allegiance. The description of the Allegiance Subadvisory Agreement set forth herein is qualified in its entirety by provisions of the Subadvisory Agreement as set forth in Exhibit B.

COMPARISON OF THE CAPITAL MANAGEMENT SUBADVISORY AGREEMENT TO THE STEPHENS SUBADVISORY AGREEMENT

The Stephens Subadvisory Agreement became effective on September 15, 2003 and will continue in effect for two years and thereafter from year to year, subject to approval annually in accordance with the 1940 Act. The Stephens Subadvisory Agreement may be terminated at any time without the payment of any penalty by the Portfolio's Board of Trustees, by the vote of a "majority of the outstanding voting securities" of the Portfolio or by the Adviser. The Stephens Subadvisory Agreement may be terminated by Stephens upon 90 days' advance written notice to the Adviser. The Stephens Subadvisory Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

Under the terms of the Stephens Subadvisory Agreement, Stephens furnishes continuing portfolio management services to the Portfolio subject always to the provisions of the 1940 Act and to the investment objective, policies, procedures and restrictions imposed by the Portfolio's then current Registration Statement under the 1940 Act. The day to day management of the Portfolio will be the responsibility of William L. Tedford and Alan B. Tedford. Stephens will also provide the Adviser with the reports and data as are requested by the Adviser in connection with Stephen's management of the Portfolio.

The Stephens Subadvisory Agreement provides that Stephens is responsible only for managing the assets of the Portfolio allocated to Stephens in good faith and in accordance with the Portfolio's investment objectives, fundamental policies and restrictions, and has no responsibility whatsoever for, and will incur no liability on account of, (i) diversification, selection or establishment of such investment objectives, fundamental policies and restrictions, (ii) advice on, or management of, any other assets for the Adviser or the Portfolio, (iii) filing of any tax or information returns or forms, withholding or paying any taxes, or seeking any exemption or refund,
(iv) registration of the Portfolio with any government or agency, or (v) administration of the plans and trusts investing through the Portfolio. The Capital Management Subadvisory Agreement contained similar provisions. The Stephens Subadvisory Agreement also provides that Stephens is not responsible for overall portfolio compliance with requirements of the 1940 Act or Subchapter M of the Internal Revenue Code.

The Stephens Subadvisory Agreement provides that Stephens will be indemnified and held harmless by the Adviser for any loss in carrying out the terms and provisions of the Agreement, including reasonable attorney's fees, indemnification to the Portfolio, or any investor therein, and to brokers and commission merchants, fines, taxes, penalties and interest. Stephens is liable, however, for any liability, damages or expenses of the Adviser to which Stephens would otherwise be subject by reason of gross negligence, malfeasance or violation of applicable law by any of its employees in the performance of Stephen's duties under the Subadvisory Agreement. In such cases, the indemnification by the Adviser referred to above will be inapplicable. The Capital Management Subadvisory Agreement contained similar provisions.

Under the Stephens Subadvisory Agreement, Stephens is responsible for voting all proxies in relation to the securities comprising its portion of the Portfolio's assets. The Capital Management Subadvisory Agreement contained a similar provision.

Under the Stephens Subadvisory Agreement, Stephens may place orders with brokers or dealers that sell interests in the Portfolio or that sell shares of any other fund for which Stephens provides investment advisory services, to the extent that the placing of such orders is in compliance with the rules of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Further, the Stephens Subadvisory Agreement provides that, subject to such policies and procedures as may be adopted by the Board of Trustees and officers of the Portfolio, Stephens may pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where Stephens has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer. These types of provisions were not contained in the Capital Management Subadvisory Agreement.

Investors should refer to Exhibit C attached hereto for the complete terms of the Subadvisory Agreement with Stephens. The description of the Stephens Subadvisory Agreement set forth herein is qualified in its entirety by provisions of the Subadvisory Agreement as set forth in Exhibit C.

DIVERSIFIED ADVISORY FEES

Under the Advisory Agreement, the Portfolio pays the Adviser an advisory fee at the annual rate of 0.80% of the Portfolio's average daily net assets. The net assets are equal to the market value of the Portfolio. Fees are accrued daily and paid by the Portfolio monthly.

The fees payable to the Adviser for services provided pursuant to the Advisory Agreement for the period from January 1, 2002 to December 31, 2002 were $1,069,693. An affiliate of the Adviser, Diversified Investors Securities Corp., provides placement agency services to the Portfolio. Diversified Investors Securities Corp. receives no compensation for these services.

As of December 31, 2002, Intermediate Government Bond Portfolio had net assets of $358,005,390.

ALLEGIANCE AND STEPHENS SUBADVISORY FEES

Under the Allegiance and Stephens Subadvisory Agreements, the Adviser (not the Portfolio) pays Allegiance and Stephens for their services on the basis of the following annual fee schedules:

                            Allegiance Fee Schedule

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
  0.35% of the first $20 million of net assets of the Portfolio allocated to Allegiance;


  0.25% of the next $30 million of net assets of the Portfolio allocated to Allegiance;
0.20% of the next $50 million of net assets of the Portfolio allocated to Allegiance;and
  0.05% of net assets of the Portfolio allocated to Allegiance in excess of $100 million

                             Stephens Fee Schedule

          0.10% of net assets of the Portfolio allocated to Stephens

Net assets are equal to the market value of the Portfolio. Under each Agreement, fees are calculated by multiplying the arithmetic average of the beginning and ending monthly net assets by the fee schedule and dividing by twelve. The fees are paid quarterly.

The Allegiance and Stephens Subadvisory Agreements, unlike the Capital Management Subadvisory Agreement, provide that if at any time during the term of the agreement, Allegiance or Stephens charges another of its clients a lower fee than that set forth above for the management of a similarly structured intermediate government bond portfolio, then the Adviser will also be charged the lower fee.

CAPITAL MANAGEMENT SUBADVISORY FEES

Under the Capital Management Subadvisory Agreement, the Adviser (not the Portfolio) paid Capital Management for its services on the basis of the following annual fee schedules:

                        Capital Management Fee Schedule

                   0.15% of the net assets of the Portfolio

Capital Management's subadvisory fee was calculated in the same manner as provided in the Allegiance and Stephens Subadvisory Agreements.

Fees paid to Capital Management for services provided pursuant to the Capital Management Subadvisory Agreement for the period from January 1, 2002 to December 31, 2002 were $457,568.31. Fees that would have been payable to Allegiance for services provided pursuant to the Allegiance Subadvisory Agreement for the same period, had the Allegiance Subadvisory Agreement been in effect for such period and assuming that Allegiance managed 80% of the Portfolio's assets at all times during the period, would have been $316,900.62. Fees that would have been payable to Stephens for services provided pursuant to the Stephens Subadvisory Agreement for the same period, had the Stephens Subadvisory Agreement been in effect for such period and assuming that Stephens managed 20% of the Portfolio's assets at all times during the period, would have been $60,950.31. The aggregate of those fees represents a 17.42% decrease from the fees paid to Capital Management under the Capital Management Subadvisory Agreement. Investors should note, however, that the Adviser, not the Portfolio, pays all subadvisory fees. As a result, neither the Allegiance nor the Stephens Subadvisory Agreement, by itself, has any effect on the amount of advisory fees paid by the Portfolio.

Neither Capital Management nor any affiliate of Capital Management received any other fees or material payments from the Adviser or from the Portfolio during the fiscal year of the Portfolio ended December 31, 2002. In addition, for the Portfolio's fiscal year ended December 31, 2002, no commissions were paid to any broker that is an affiliate of the Portfolio, the Adviser, Capital Management, Allegiance, or Stephens.

INFORMATION REGARDING ALLEGIANCE

Allegiance is a Delaware limited liability company founded in 1988. Allegiance has been registered as an investment adviser with the Securities and Exchange Commission since June 16, 1989. The principal offices of Allegiance are located at 300 Pacific Coast Highway, Suite 305, Huntington Beach, California 92648.

Allegiance Investment Management, LLC conducts its advisory business primarily under the name Allegiance Capital. Allegiance Capital Inc. owns 70% of Allegiance Investment Management, LLC. Allegiance Capital Inc. is wholly owned by its employees. The remaining 30% of Allegiance Investment Management, LLC is owned by Rosemont Partners I, L.P. The sole general partner of Rosemont Partners I, L.P. is Rosemont Investment Partners LLC.

MANAGEMENT AND GOVERNANCE. Listed below are the names, positions and principal occupations of the members of the Management Committee and the principal executive officers of Allegiance. The principal address of each individual as it relates to his or her duties at Allegiance is the same as that of Allegiance.

         Name                           Principal Occupation

William Kenneth Mawhorter         Member of Management Committee and Chief
                                  Investment Officer

Mark Gregory Torline              Chairman of Management Committee, Chief
                                  Executive Officer, Treasurer, and Secretary

Robert Earl Southard              Member of Management Committee and Vice
                                  President

Kurt Thomas Phares                Member of Management Committee and Vice
                                  President

David D. Silvera                  Member of Management Committee

Charles B. Burkhart               Member of Management Committee

No officer or Trustee of the Portfolio currently is a director, officer or employee of Allegiance. No officer or Trustee of the Portfolio owns the securities of or has any other material direct or indirect interest in Allegiance or any other person controlling, controlled by or under common control with Allegiance. Since January 1, 2002, none of the Trustees of the Portfolio has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which Allegiance was or is to be a party.

MANAGEMENT ACTIVITIES. As of August 31, 2003, Allegiance had $5.249 billion of assets under management.

Allegiance does not act as investment adviser or subadviser for any registered investment companies with investment objectives similar to the Portfolio.

INFORMATION REGARDING STEPHENS

Stephens Inc. is an investment banking, brokerage and investment advisory firm founded in 1933. Stephens has been registered as an investment adviser with the Securities and Exchange Commission since 1982. The principal offices of Stephens are located at 111 Center Street, Little Rock, Arkansas 72203.

Stephens Capital Management is an operating division of Stephens Inc. that conducts an investment advisory business. Stephens Inc. is a wholly owned subsidiary of Stephens Holding Company. Stephens Holding Company is wholly owned by Stephens Group, Inc. and Stephens family trusts. Stephens Group, Inc. is privately owned by members of the Stephens family and Stephen family trusts.

MANAGEMENT AND GOVERNANCE. Listed below are the names, positions and principal occupations of the members of the Fixed Income Management Committee and the principal executive officers of Stephens Capital Management. The principal address of each individual as it relates to his or her duties at Stephens is the same as that of Stephens.

      Name                             Principal Occupation

William Lee Tedford               Executive Vice President of Stephens Inc.;
                                  Portfolio Manager for Stephens Capital
                                  Management; Member and Chairman of Fixed
                                  Income Management Committee

Joseph Warren Simpson             Executive Vice President and Managing
                                  Director of Stephens Inc.; Manager of
                                  Stephens Capital Management; Member of Fixed
                                  Income Management Committee

Alan Bradley Tedford              Portfolio Manager for Stephens Capital
                                  Management; Member of Fixed Income Management
                                  Committee

No officer or Trustee of the Portfolio currently is a director, officer or employee of Stephens. No officer or Trustee of the Portfolio owns the securities of or has any other material direct or indirect interest in Stephens or any other person controlling, controlled by or under common control with Stephens. Since January 1, 2002, none of the Trustees of the Portfolio has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which Stephens was or is to be a party. Stephens Inc. and Diversified Investment Advisors, Inc. are parties to a strategic alliance agreement pursuant to which Diversified and Stephens have jointly designed a product for certain retirement plan customers and pursuant to which Stephens Inc. acts as a broker in connection with the sale of certain Diversified-related products. Diversified has paid fees to Stephens Inc. under the strategic alliance agreement during each of the past five calendar years.

MANAGEMENT ACTIVITIES. As of August 31, 2003, Stephens Capital Management had approximately $2 billion of assets under advisement.

Stephens does not act as investment adviser or subadviser for any other registered investment companies with investment objectives similar to the Portfolio.

EVALUATION BY THE BOARD OF TRUSTEES

At a meeting held on August 19, 2003, the Board of Trustees of the Portfolio authorized the Adviser to terminate the Capital Management Subadvisory Agreement and approved the Allegiance and Stephens Subadvisory Agreements following presentations by the Adviser and representatives of Allegiance and Stephens and consideration of the factors discussed below.

Before authorizing the Adviser to terminate the Capital Management Subadvisory Agreement, the Board reviewed with the Adviser its recommendation that the services of Capital Management as subadviser of the Portfolio be terminated. The Trustees reviewed Capital Management's performance under its Subadvisory Agreement, which had been consistently below benchmark. The Adviser noted that short duration, yield curve position, and sector selection contributed to Capital Management's underperformance. The Adviser then discussed the timing of the transition to the new subadvisers, how the transition would be accomplished, and the estimated costs of the transition.

The Board then reviewed the Adviser's reasons for wanting to replace Capital Management with two subadvisers and the Adviser's procedures for selecting new subadvisers. The Trustees noted that the Adviser had considered several advisers as possible replacements for Capital Management. The Trustees considered information with respect to Allegiance and Stephens and whether the Allegiance and Stephens Subadvisory Agreements were in the best interests of the Portfolio and its holders of beneficial interests. As part of their deliberations, the Trustees took into account the nature and quality of the anticipated services to be provided by Allegiance and Stephens and reviewed and discussed information regarding the subadvisers' fees and performance. In evaluating the subadvisers' ability to provide services to the Portfolio, the Trustees considered information as to the subadvisers' business organization, financial resources, personnel, philosophy and other matters.

Based upon its review and the representations made to it, the Board of Trustees, including all of the Independent Trustees, concluded that (a) the terms of the Allegiance and Stephens Subadvisory Agreements are reasonable, fair and in the best interests of the Portfolio and its holders of beneficial interests, and (b) the fees provided in the Allegiance and Stephens Subadvisory Agreements are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality. Accordingly, after consideration of the above factors, and such other factors and information as it deemed relevant, the Board of Trustees, including all of the Independent Trustees, authorized the Adviser to terminate the Subadvisory Agreement with Capital Management and approved the Subadvisory Agreements with Allegiance and Stephens.

                            ADDITIONAL INFORMATION

The Portfolio's placement agent is Diversified Investors Securities Corp., Four Manhattanville Road, Purchase, New York 10577. The Portfolio's Administrator and Transfer Agent is Diversified Investment Advisors, Inc., Four
Manhattanville Road, Purchase, New York 10577.

As of September 30, 2003, the Trustees and officers of the Portfolio, individually and as a group, owned beneficially or had the right to vote less than 1% of the outstanding shares of the Portfolio.

As of September 30, 2003 the following persons owned of record or had the right to vote 5% or more of the outstanding interests in the Portfolio:

                                         AMOUNT AND
                                     NATURE OF BENEFICIAL       PERCENTAGE OF
   NAME & ADDRESS OF INVESTOR            OWNERSHIP         BENEFICIAL OWNERSHIP
-------------------------------------------------------------------------------

  Transamerica Financial Life           $78,808,356.80            28.54%
  Insurance Company

  Diversified Investment Advisors       $35,416,203.20            12.82%
  Collective Trust

  Diversified Investors                $135,393,350.87            49.03%
  Intermediate Government Bond
  Fund, a series of The
  Diversified Investors Funds Group

  MONY Life Insurance Company           $21,120,883.84             7.65%

The address of each of the investors listed above is Four Manhattanville Road, Purchase, New York 10577.

The Trust is a New York trust and as such is not required to hold annual meetings of investors, although special meetings may be called for the Portfolio, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies or approving an advisory contract. Investor proposals to be presented at any subsequent meeting of investors must be received by the Trust at the Trust's office within a reasonable time before the proxy solicitation is made.

                                  By Order of the Board of Trustees,



                                  Robert F. Colby, Secretary

November 14, 2003

                                                                      EXHIBIT A

                         INVESTMENT ADVISORY AGREEMENT


     AGREEMENT made as of January 3, 1994 by and between the Intermediate Government Bond Portfolio, a series of Diversified Investors Portfolios (herein called the "Portfolio"), and Diversified Investment Advisors, Inc. a Delaware corporation (herein called "Diversified").

     WHEREAS, the Portfolio is registered as a diversified, open-end, management investment company under the Investment Company Act of 1940 (the "1940 Act"); and

     WHEREAS, Diversified has been organized to operate as an investment advisor under the Investment Advisers Act of 1940; and

     WHEREAS, the Portfolio desires to retain Diversified to render investment advisory services, and Diversified is willing to so render such services on the terms hereinafter set forth;

     NOW, THEREFORE, this Agreement

                                  WITNESSETH:

     In consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

     1. The Portfolio hereby appoints Diversified to act as investment advisor to the Portfolio for the period and on the terms set forth in this Agreement. Diversified accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

     2. (a) Diversified shall, at its expense, (i) employ sub-advisors or associate with itself such entities as it believes appropriate to assist it in performing its obligations under this Agreement and (ii) provide all services, equipment and facilities necessary to perform its obligations under this Agreement.

        (b) The Portfolio shall be responsible for all of its expenses and liabilities, including, but not limited to: compensation and out-of-pocket expenses of Trustees not affiliated with any subadvisor or Diversified; governmental fees; interest charges; taxes; membership dues; fees and expenses of independent auditors, of legal counsel and of any transfer agent, administrator, distributor, shareholder servicing agents, registrar or dividend disbursing agent of the Portfolio; expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to shareholders of the

Portfolio; expenses connected with the execution, recording and settlement of Portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Portfolio; expenses of shareholder meetings; expenses of litigation and other extraordinary or non-recurring events and expenses relating to the issuance, registration and qualification of shares of the Portfolio.

     3. (a) Subject to the general supervision of the Board of Trustees of the Portfolio, Diversified shall formulate and provide an appropriate investment program on a continuous basis in connection with the management of the Portfolio, including research, analysis advice, statistical and economic data and information and judgments of both a macroeconomic and microeconomic character.

     Diversified will determine the securities to be purchased, sold, lent exchanged or otherwise disposed of or acquired by the Portfolio in accordance with predetermined guidelines as set forth from time to time in the Portfolio's then-current prospectus and Statement of Additional Information ("SAI") and will place orders pursuant to its determinations either directly with the issuer or with any broker or dealer who deals in such securities. In placing orders with brokers and dealers, Diversified will use its reasonable best efforts to obtain the best net price and the most favorable execution of its orders, after taking into account all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with the obligation, Diversified may, to the extent permitted by law, purchase and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Portfolio and/or other accounts over which Diversified or any of its affiliates exercises investment discretion.

     Subject to the review of the Portfolio's Board of Trustees from time to time with respect to the extent and continuation of the policy, Diversified is authorized to pay a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Diversified determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of Diversified with respect to the accounts as to which it exercises investment discretion.

     In placing orders with brokers and/or dealers, Diversified intends to seek best price and execution for purchases and sales and may effect transactions through itself and its affiliates on a securities exchange provided that the commissions paid by the Portfolio are "reasonable and fair" compared to commissions received by other broker-dealers having comparable execution capability in connection with comparable transactions involving similar securities and provided that the transactions in connection with which such commissions are paid are effected pursuant to procedures established by the Board of the Trustees of the Portfolio. All transactions are effected pursuant to written authorizations from the Portfolio conforming to the requirements of
Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder. Pursuant to such authorizations, an affiliated broker-dealer may transmit, clear and settle transactions for the Portfolio that are executed on a securities exchange provided that it arranges for unaffiliated brokers to execute such transactions.

     Diversified shall determine from time to time the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Portfolio's securities shall be exercised, provided, however, that should the Board of Trustees at any time make any definite determination as to investment policy and notify Diversified thereof in writing, Diversified shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. Diversified will determine what portion of securities owned by the Portfolio shall be invested in securities described by the policies of the Portfolio and what portion, if any, should be held uninvested. Diversified will determine whether and to what extent to employ various investment techniques available to the Portfolio. In effecting transactions with respect to securities or other property for the account of the Portfolio, Diversified may deal with itself and its affiliates, with the Trustees of the Portfolio or with entities, to the extent such actions are permitted by the 1940 Act.

     (b) Diversified also shall provide to the Portfolio administrative assistance in connection with the operation of the Portfolio, which shall include compliance with all reasonable requests of the Portfolio for information, including information required in connection with the Portfolio's filings with the Securities and Exchange Commission and state securities commissions.

     (c) As manager of the assets of the Portfolio, Diversified shall make investments for the account of the Portfolio in accordance with Diversified's best judgment and within the Portfolio's investment objectives, guidelines, and restrictions, the 1940 Act and the provisions of the Internal Revenue Code of 1986 relating to regulated investment companies subject to policy decisions by the Board of Trustees.

     (d) Diversified shall furnish to the Board of Trustees periodic reports on the investment performance of the Portfolio and on the performance of its obligations under this Agreement and shall supply such additional reports and information as the Portfolio's officers or Board of Trustees shall reasonably request.

     (e) On occasions when Diversified deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other customers, Diversified, to the extent permitted by applicable law, may aggregate the securities to be sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. Diversified may also on occasion purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Diversified in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to such other customers.

     (f) Diversified shall also provide the Portfolio with the following services as may be required:

     (i) providing office space, equipment and clerical personnel necessary for maintaining the organization of the Portfolio and for performing administrative and management functions;

     (ii) supervising the overall administration of the Portfolio, including negotiation of contracts and fees with and the monitoring of performance and billings of the Portfolio's transfer agent, custodian and other independent contractors or agents;

     (iii) preparing and, if applicable, filing all documents required for compliance by the Portfolio with applicable laws and regulations, including registration statements, registration fee filings, semi-annual and annual reports to investors, proxy statements and tax returns;

     (iv) preparation of agendas and supporting documents for and minutes of meeting of Trustees, committees of Trustees and investors; and

     (v)   maintaining books and records of the Portfolio.

     4. Diversified shall give the Portfolio the benefit of Diversified's best judgment and efforts in rendering services under this Agreement. As an inducement to Diversified's undertaking to render these services, the Portfolio agrees that Diversified shall not be liable under this Agreement for any mistake in judgment or in any other event whatsoever provided that nothing in this Agreement shall be deemed to protect or purport to protect Diversified against any liability to the Portfolio or its investors to which Diversified would otherwise be subject by reason or willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties under this Agreement or by reason of the Adviser's reckless disregard of its obligations and duties hereunder.

     5. In consideration of the services to be rendered by Diversified under this Agreement, the Portfolio shall pay Diversified a fee accrued daily and paid monthly at an annual rate equal to .80% of the Portfolio's average daily net assets. If the fees payable to Diversified pursuant to this paragraph 5 begin to accrue before the end of any month or if this Agreement terminates before the end of any month, the fees for the period from the date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion which the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating the monthly fees, the value of the net assets of the Portfolio shall be computed in the manner specified in its Regulation Statement on Form N-1A for the computation of net asset value. For purposes of this Agreement, a "business day" is any day the New York Stock Exchange is open for trading.

     In compliance with the requirements of Rule 31a-3 under the 1940 Act, Diversified hereby agrees that all records which it maintains for the Portfolio are property of the Portfolio and further agrees to surrender promptly to the Portfolio any such records upon the Portfolio's request. Diversified further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records required to be maintained by Rule 31a-1 under the 1940 Act.

     6. This Agreement shall be effective as to the Portfolio as of the date the Portfolio commences investment operations after this Agreement shall have been approved by the Board of Trustees of the Portfolio and the investor(s) in the Portfolio in the manner contemplated by Section 15 of the 1940 Act and, unless sooner terminated as provided herein, shall continue until the second anniversary of the date hereof. Thereafter, if not terminated, this Agreement shall continue in effect as to the Portfolio for successive periods of 12 months each, provided such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees of the Portfolio who are not parties to this Agreement or interest persons of any such party, cast in person at a meeting called for the purpose of voting on such approval; and either (a) by the vote of a majority of the full Board of Trustees or (b) by vote of a majority of the outstanding voting securities of the Portfolio; provided, however, that this Agreement may be terminated by the Portfolio at any time, without the payment of any penalty, by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice to Diversified, or by Diversified as to the Portfolio. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities", "interested person" and "assignment" shall have the same meanings as such terms have in the 1940 Act and the rule and regulatory constructions thereunder).

     7. Except to the extent necessary to perform Diversified's obligations under this Agreement, nothing herein shall be deemed to limit or restrict the right of Diversified, or any affiliate of Diversified, or any employee of Diversified, to engage in any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other trust, corporation, firm, individual or association.

     8. The investment management services of Diversified to the Portfolio under this Agreement are not to be deemed exclusive as to Diversified and Diversified will be free to render similar services to others.

     Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

     No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought and no material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Portfolio.

     This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors, to the extent permitted by law.

     9. This Agreement shall be construed in accordance with the laws of the State of New York provided that nothing herein shall be construed in a manner inconsistent with the requirements of 1940 Act.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first above written.


Attest:                             Diversified Investors Portfolios



  /s/ John Hughes                   By:     /s/ Tom Schlossberg
---------------------------             ---------------------------------------
                                          Tom Schlossberg
                                          Chairman and President



Attest:                             Diversified Investment Advisors, Inc.



  /s/ Catherine A. Mohr             By:     /s/ Gerald L. Katz
---------------------------             ---------------------------------------
                                          Gerald L. Katz
                                          Vice President and CFO

                                                                      EXHIBIT B

                        INVESTMENT SUBADVISORY AGREEMENT


     INVESTMENT SUBADVISORY AGREEMENT, dated as of September 15, 2003 by and between Diversified Investment Advisors, Inc., a Delaware corporation ("Diversified") and Allegiance Investment Management, LLC which conducts business as Allegiance Capital ("Subadvisor").

                                  WITNESSETH:


     WHEREAS, Diversified has been organized to operate as an investment advisor registered under the Investment Advisers Act of 1940 and has been retained to provide investment advisory services to the Intermediate Government Bond Portfolio ("Portfolio"), a series of Diversified Investors Portfolios, a diversified open-end management investment company registered under the Investment Company Act of 1940 ("1940 Act");

     WHEREAS, Diversified desires to retain the Subadvisor to furnish it with portfolio investment advisory services in connection with Diversified's investment advisory activities on behalf of the Portfolio, and the Subadvisor is willing to furnish such services to Diversified;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

     1. Duties of the Subadvisor. In accordance with and subject to the Investment Advisory Agreement between the Portfolio and Diversified, attached hereto as Schedule A (the "Advisory Agreement"), Diversified hereby appoints the Subadvisor to perform the discretionary portfolio investment advisory services described herein for the investment and reinvestment of such amount of the Portfolio's assets ("Assets"), subject to the control and direction of Diversified and the Diversified Investors Portfolios' Board of Trustees, for the period and on the terms hereinafter set forth.

     The Subadvisor shall provide Diversified with such investment advice and supervision as the latter may from time to time consider necessary for the proper supervision of the Assets. The Subadvisor shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the Assets of the Portfolio shall be held uninvested, subject always to the provisions of the 1940 Act and to the Portfolio's then-current Registration Statement on Form N-1A.

     In particular, the Subadvisor shall, without limiting the foregoing: (i) continuously review, supervise and implement the investment program for the Assets; (ii) monitor regularly the relevant securities for the Assets to determine if adjustments are warranted and, if so, to make such adjustments;
(iii) determine, in the Subadvisor's discretion, the securities to be purchased or sold or exchanged in order to keep the Assets in balance with the designated investment strategy; (iv) determine, in the Subadvisor's discretion, whether to exercise warrants or other rights with respect to the Assets; (v) determine, in the Subadvisor's discretion, whether the merit of an investment has been substantially impaired by extraordinary events or financial conditions, thereby warranting the removal of such securities from the Assets; (vi) as promptly as practicable after the end of each calendar month, furnish a report showing: (a) all transactions during such month, (b) all Assets on the last day of such month, rates of return, and (c) such other information relating to the Assets as Diversified may reasonably request; (vii) meet at least four times per year with Diversified and with such other persons as may be designated on reasonable notice and at reasonable locations, at the request of Diversified, to discuss general economic conditions, performance, investment strategy, and other matters relating to the Assets; (viii) provide the Portfolio, as reasonably requested by Diversified, with records concerning the Subadvisor's activities which the Portfolio is required by law to maintain with respect to the Assets; and (ix) render regular reports to the Portfolio's officers and Directors concerning the Subadvisor's discharge of the foregoing responsibilities.

     Subadvisor will send Diversified an inventory of the investments of the Portfolio as soon as reasonably possible after the end of each monthly or quarterly period. This report will also contain investment results. The calculation of investment results will commence on the earlier of (a) the last business day of the month following the month in which the funds are received or (b) the last business day of the month in which the Assets have been structured by Subadvisor in accordance with Diversified's investment guidelines and objectives. Copies of confirmations of transactions executed will be sent promptly to Diversified's custodian. Subadvisor does not assume responsibility for the accuracy of information furnished by Diversified or any other party.

     Decisions on proxy voting rights, rights to consent to corporate action and any other rights pertaining to the securities comprising the Portfolio will be made and exercised by the Subadvisor unless reserved to Diversified.

     Should the Board of Trustees at any time establish an investment policy with respect to the Assets and notify the Subadvisor thereof in writing, the Subadvisor shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such policy has been revoked.

     The Subadvisor shall take, on behalf of the Assets, all actions which it deems necessary to implement the investment policies determined as provided above with respect to the Assets, and in particular to place all orders for the purchase or sale of securities for the Portfolio's account with brokers or dealers selected by it, and to that end the Subadvisor is authorized as an agent of the Portfolio to give instructions to the custodian of the Portfolio as to deliveries of securities and payments of cash for the account of the Portfolio. Subject to the primary objective of obtaining the best available prices and execution, the Subadvisor may place orders for the purchase and sale of portfolio securities with such broker/dealers who provide research and brokerage services to the Portfolio within the meaning of Section 28(e) of the Securities Exchange Act of 1934, to the Subadvisor, or to any other fund or account for which the Subadvisor provides investment advisory services and may place such orders with broker/dealers who sell shares of the Portfolio or who sell shares of any other fund for which the Subadvisor provides investment advisory services. Broker/dealers who sell shares of the funds of which Allegiance Investment Management, LLC is investment advisor (but not a Subadvisor) shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.

     Notwithstanding the provisions of the previous paragraph and subject to such policies and procedures as may be adopted by the Board of Trustees and officers of the Portfolio, the Subadvisor may pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Subadvisor has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Subadvisor's overall responsibilities with respect to the Portfolio and to other funds and clients for which the Subadvisor exercises investment discretion.

     2. Allocation of Charges and Expenses. The Subadvisor shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under Section 1 above. It is understood that the Portfolio will pay all of its own expenses and liabilities including, without limitation, compensation and out-of-pocket expenses of Trustees not affiliated with the Subadvisor or Diversified; governmental fees; interest charges; taxes; membership dues; fees and expenses of independent auditors, of legal counsel and of any transfer agent, administrator, distributor, shareholder servicing agents, registrar or dividend disbursing agent of the Portfolio; expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to shareholders of the Portfolio; expenses connected with the execution, recording and settlement of Portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Portfolio; expenses of shareholder meetings; expenses of litigation and other extraordinary or non-recurring events and expenses relating to the issuance, registration and qualification of shares of the Portfolio.

     3. Compensation of the Subadvisor. For the services to be rendered, Diversified shall pay to the Subadvisor an investment advisory fee computed in accordance with the terms of Schedule B herewith attached. If the Subadvisor serves for less than the whole of any period specified, its compensation shall be prorated.

     4. Covenants and Representations of the Subadvisor. The Subadvisor agrees that it will not deal with itself, or with the Trustees of the Portfolio or with Diversified, or the Portfolio's principal underwriter or distributor as principals in making purchases or sales of securities or other property for the account of the Portfolio, except as permitted by the 1940 Act, and will comply with all other provisions of the Declaration of Trust and any current Registration Statement on Form N-1A of the Portfolio relative to the Subadvisor, Advisor and its Trustees and officers.

     5. Limits on Duties. The Subadvisor shall be responsible only for managing the Assets in good faith and in accordance with the investment objectives, fundamental policies and restrictions, and shall have no responsibility whatsoever for, and shall incur no liability on account of (i) diversification, selection or establishment of such investment objectives, fundamental policies and restrictions (ii) advice on, or management of, any other assets for Diversified or the Portfolio, (iii) filing of any tax or information returns or forms, withholding or paying any taxes, or seeking any exemption or refund,
(iv) registration of the Portfolio with any government or agency, or (v) administration of the plans and trusts investing through the Portfolio, or (vi) overall Portfolio compliance with the requirements of the 1940 Act, which requirements are outside of the Subadvisor's control, and Subchapter M of the Internal Revenue Code of 1986, as amended. Diversified agrees that requirements imposed by the 1940 Act, Subchapter M, or any other applicable laws, that are outside Subadvisor's control include compliance with any percentage limitations applicable to the Portfolio's assets that would require knowledge of the Portfolio's holdings other than the Assets subject to this Agreement. Subadvisor shall be indemnified and held harmless by Diversified for any loss in carrying out the terms and provisions of this Agreement, including reasonable attorney's fees, indemnification to the Portfolio, or any shareholder thereof and, brokers and commission merchants, fines, taxes, penalties and interest. Subadvisor, however, shall be liable for any liability, damages, or expenses of Diversified arising out of the gross negligence, malfeasance or violation of applicable law by any of its employees in providing management under this Agreement; and, in such cases, the indemnification by Diversified, referred to above, shall be inapplicable.

     Diversified shall appoint a custodian to take and have possession of the Assets of the Portfolio. Subadvisor shall not be custodian. Subadvisor shall have no obligation or liabilities with respect to the custodial arrangements.

     The Subadvisor may apply to Diversified at any time for instructions and may consult counsel for Diversified or its own counsel with respect to any matter arising in connection with the duties of the Subadvisor. Also, the Subadvisor shall be protected in acting upon advice of Diversified and/or Diversified's counsel and upon any document which Subadvisor reasonably believes to be genuine and to have been signed by the proper person or persons.

     6. Duration, Termination and Amendments of this Agreement. This Agreement shall become effective as of the day and year first above written and shall govern the relations between the parties hereto thereafter, and, unless terminated earlier as provided below, shall remain in force for two years, on which date it will terminate unless its continuance thereafter is specifically approved at least annually (a) by the vote of a majority of the Trustees of the Portfolio who are not "interested persons" with respect to this Agreement or of the Subadvisor or Diversified at an in person meeting specifically called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. However, if the shareholders of the Portfolio fail to approve the Agreement as provided herein, the Subadvisor may continue to serve hereunder in the manner and to the extent permitted by the Investment Company Act of 1940 and Rules thereunder.

     This Agreement may be terminated at any time without the payment of any penalty by the Trustees, or by the vote of a majority of the outstanding voting securities of the Portfolio, or by Diversified. The Subadvisor may terminate the Agreement only upon giving 90 days' advance written notice to Diversified. This Agreement shall automatically terminate in the event of its assignment.

     This Agreement may be amended only if such amendment is approved by the vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the Board of Trustees of the Portfolio who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

     The terms "specifically approved at least annually", "vote of a majority of the outstanding voting securities", "assignment", "affiliated person", and "interested persons", when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

     7. Certain Records. Any records to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 adopted under the 1940 Act which are prepared or maintained by the Subadvisor with respect to the Assets and will be made available promptly to the Portfolio on request.

     8. Survival of Compensation Rates. All rights to compensation under this Agreement shall survive the termination of this Agreement.

     9. Entire Agreement. This Agreement states the entire agreement of the parties with respect to investment advisory services to be provided to the Portfolio by the Subadvisor and may not be amended except in a writing signed by the parties hereto and approved in accordance with Section 6 hereof.

     10. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

     11. Change of Management and Pending Litigation. Subadvisor represents to Diversified that it will disclose to Diversified promptly after it has knowledge of any change or variation in its management structure or personnel or any significant change or variation in its management style or investment philosophy that is material to this Agreement. In addition, Subadvisor represents to Diversified that it will similarly disclose to Diversified, promptly after it has knowledge, the existence of any pending legal action being brought against it whether in the form of a lawsuit which has the potential to impact the Subadvisor's ability to provide services or a non-routine investigation by any federal or state governmental agency.

     Diversified represents to Subadvisor that any information received by Diversified pursuant to this section will be kept strictly confidential and will not be disclosed to any third party.

     12. Communications. Instructions with respect to securities transactions may be given orally and, where deemed necessary, may be confirmed in writing as soon as practicable.

     Notices required to be given under this Agreement shall be sent by certified mail and shall be deemed effective when received; and, as to the custodian, at such address as it may specify to Subadvisor in writing, or at such other address as a party to receive notice may specify in a notice given in accordance with this provision. Subadvisor may rely on any notice from any person reasonably believed to be genuine and authorized. Diversified will, upon inception of this Agreement and from time-to-time as needed, provide Subadvisor with a list of authorized signatures for those persons from whom the Subadvisor may accept direction.

     13. Disclosure Statement - Form ADV. Diversified hereby acknowledges receipt simultaneously with the execution of this Agreement of the currently effective Form ADV Part II for the purpose of disclosure about services, fees, and other matters of importance related to a decision of becoming a client of the Subadvisor. Accordingly, Diversified shall have the option to terminate this Agreement without penalty within five business days after that date of execution, provided, however, that any investment action taken by Subadvisor with respect to the Portfolio prior to the effective date of such termination shall be at Diversified's risk.

     14. Use of Name. Subadvisor hereby agrees that Diversified may use the Subadvisor's name in its marketing or advertising materials. Diversified agrees to allow the Subadvisor to examine and approve any such materials prior to use.

     IN WITNESS WHEREOF, the parties thereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.


                                  Diversified Investment Advisors, Inc.


                                  By: /s/ John F. Hughes
                                     ----------------------------------------
                                          John F. Hughes
                                          Vice President & Senior Counsel


                                  Allegiance Investment Management, LLC


                                  By: /s/ Robert Southard
                                     ----------------------------------------
                                          Managing Director

                                  SCHEDULE B


The Subadvisor shall be compensated for its services under this Agreement on the basis of the below-described annual fee schedule. The fee schedule shall only be amended by agreement between the parties.

                                 FEE SCHEDULE


              35 BASIS POINTS OF THE FIRST $20M OF NET ASSETS
              25 BASIS POINTS OF THE NEXT $30M OF NET ASSETS
              20 BASIS POINTS OF THE NEXT $50M OF NET ASSETS
              5 BASIS POINTS OF ANY AMOUNT IN EXCESS OF $100M OF NET ASSETS

Net assets are equal to the market value of the Portfolio. Fees will be calculated by multiplying the arithmetic average of the beginning and ending monthly net assets by the fee schedule and dividing by twelve. The fee will be paid quarterly.

Allegiance Investment Management, LLC agrees that if at anytime during the term of this Subadvisory Agreement, Allegiance offers another of its clients (other than a client that is an affiliated person of Allegiance) a lower fee than that set forth in this Schedule B for the management of a similarly structured Intermediate Government Bond Portfolio then Diversified will also be charged the lower rate. Diversified will benefit from the lower rate from the first day that it is in effect for Allegiance's other client.

                                                                      EXHIBIT C

                        INVESTMENT SUBADVISORY AGREEMENT


     INVESTMENT SUBADVISORY AGREEMENT, dated as of September 15, 2003 by and between Diversified Investment Advisors, Inc., a Delaware corporation ("Diversified") and Stephens Capital Management, a division of Stephens, Inc. ("Subadvisor").

                                  WITNESSETH:


     WHEREAS, Diversified has been organized to operate as an investment advisor registered under the Investment Advisers Act of 1940 and has been retained to provide investment advisory services to the Intermediate Government Bond Portfolio ("Portfolio"), a series of Diversified Investors Portfolios, a diversified open-end management investment company registered under the Investment Company Act of 1940 ("1940 Act");

     WHEREAS, Diversified desires to retain the Subadvisor to furnish it with portfolio investment advisory services in connection with Diversified's investment advisory activities on behalf of the Portfolio, and the Subadvisor is willing to furnish such services to Diversified;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

     1. Duties of the Subadvisor. In accordance with and subject to the Investment Advisory Agreement between the Portfolio and Diversified, attached hereto as Schedule A (the "Advisory Agreement"), Diversified hereby appoints the Subadvisor to perform the portfolio investment advisory services described herein for the investment and reinvestment of such amount of the Portfolio's assets ("Assets"), subject to the control and direction of Diversified and the Diversified Investors Portfolios' Board of Trustees, for the period and on the terms hereinafter set forth.

     The Subadvisor shall provide Diversified with such investment advice and supervision as the latter may from time to time consider necessary for the proper supervision of the Assets. The Subadvisor shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the Assets of the Portfolio shall be held uninvested, subject always to the provisions of the 1940 Act and to the Portfolio's then-current Registration Statement on Form N-1A.

     In particular, the Subadvisor shall, without limiting the foregoing: (i) continuously review, supervise and implement the investment program for the Assets; (ii) monitor regularly the relevant securities for the Assets to determine if adjustments are warranted and, if so, to make such adjustments;
(iii) determine, in the Subadvisor's discretion, the securities to be purchased or sold or exchanged in order to keep the Assets in balance with the designated investment strategy; (iv) determine, in the Subadvisor's discretion, whether to exercise warrants or other rights with respect to the Assets; (v) determine, in the Subadvisor's discretion, whether the merit of an investment has been substantially impaired by extraordinary events or financial conditions, thereby warranting the removal of such securities from the Assets; (vi) as promptly as practicable after the end of each calendar month, furnish a report showing: (a) all transactions during such month, (b) all Assets on the last day of such month, rates of return, and (c) such other information relating to the Assets as Diversified may reasonably request; (vii) meet at least four times per year with Diversified and with such other persons as may be designated on reasonable notice and at reasonable locations, at the request of Diversified, to discuss general economic conditions, performance, investment strategy, and other matters relating to the Assets; (viii) provide the Portfolio, as reasonably requested by Diversified, with records concerning the Subadvisor's activities which the Portfolio is required by law to maintain with respect to the Assets; and (ix) render regular reports to the Portfolio's officers and Directors concerning the Subadvisor's discharge of the foregoing responsibilities.

     Subadvisor will send Diversified an inventory of the investments of the Portfolio as soon as reasonably possible after the end of each monthly or quarterly period. This report will also contain investment results. The calculation of investment results will commence on the earlier of (a) the last business day of the month following the month in which the funds are received or (b) the last business day of the month in which the Assets have been structured in accordance with Diversified's investment guidelines and objectives. Copies of confirmations of transactions executed will be sent promptly to Diversified's custodian. Subadvisor does not assume responsibility for the accuracy of information furnished by Diversified or any other party.

     Decisions on proxy voting rights, rights to consent to corporate action and any other rights pertaining to the securities comprising the Portfolio will be made and exercised by the Subadvisor unless reserved to Diversified.

     Should the Board of Trustees at any time establish an investment policy with respect to the Assets and notify the Subadvisor thereof in writing, the Subadvisor shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such policy has been revoked.

     The Subadvisor shall take, on behalf of the Assets, all actions which it deems necessary to implement the investment policies determined as provided above with respect to the Assets, and in particular to place all orders for the purchase or sale of securities for the Portfolio's account with brokers or dealers selected by it, and to that end the Subadvisor is authorized as an agent of the Portfolio to give instructions to the custodian of the Portfolio as to deliveries of securities and payments of cash for the account of the Portfolio. Subject to the primary objective of obtaining the best available prices and execution, the Subadvisor may place orders for the purchase and sale of portfolio securities with such broker/dealers who provide research and brokerage services to the Portfolio within the meaning of Section 28(e) of the Securities Exchange Act of 1934, to the Subadvisor, or to any other fund or account for which the Subadvisor provides investment advisory services and may place such orders with broker/dealers who sell shares of the Portfolio or who sell shares of any other fund for which the Subadvisor provides investment advisory services. Broker/dealers who sell shares of the funds of which Stephens Capital Management is investment advisor shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.

     Notwithstanding the provisions of the previous paragraph and subject to such policies and procedures as may be adopted by the Board of Trustees and officers of the Portfolio, the Subadvisor may pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Subadvisor has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Subadvisor's overall responsibilities with respect to the Portfolio and to other funds and clients for which the Subadvisor exercises investment discretion.

     2. Allocation of Charges and Expenses. The Subadvisor shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under Section 1 above. It is understood that the Portfolio will pay all of its own expenses and liabilities including, without limitation, compensation and out-of-pocket expenses of Trustees not affiliated with the Subadvisor or Diversified; governmental fees; interest charges; taxes; membership dues; fees and expenses of independent auditors, of legal counsel and of any transfer agent, administrator, distributor, shareholder servicing agents, registrar or dividend disbursing agent of the Portfolio; expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to shareholders of the Portfolio; expenses connected with the execution, recording and settlement of Portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Portfolio; expenses of shareholder meetings; expenses of litigation and other extraordinary or non-recurring events and expenses relating to the issuance, registration and qualification of shares of the Portfolio.

     3. Compensation of the Subadvisor. For the services to be rendered, Diversified shall pay to the Subadvisor an investment advisory fee computed in accordance with the terms of Schedule B herewith attached. If the Subadvisor serves for less than the whole of any period specified, its compensation shall be prorated.

     4. Covenants and Representations of the Subadvisor. The Subadvisor agrees that it will not deal with itself, or with the Trustees of the Portfolio or with Diversified, or the Portfolio's principal underwriter or distributor as principals in making purchases or sales of securities or other property for the account of the Portfolio, except as permitted by the 1940 Act, and will comply with all other provisions of the Declaration of Trust and any current Registration Statement on Form N-1A of the Portfolio relative to the Subadvisor, Advisor and its Trustees and officers.

     5. Limits on Duties. The Subadvisor shall be responsible only for managing the Assets in good faith and in accordance with the investment objectives, fundamental policies and restrictions, and shall have no responsibility whatsoever for, and shall incur no liability on account of (i) diversification, selection or establishment of such investment objectives, fundamental policies and restrictions (ii) advice on, or management of, any other assets for Diversified or the Portfolio, (iii) filing of any tax or information returns or forms, withholding or paying any taxes, or seeking any exemption or refund,
(iv) registration of the Portfolio with any government or agency, or (v) administration of the plans and trusts investing through the Portfolio, or (vi) overall Portfolio compliance with the requirements of the 1940 Act, which requirements are outside of the Subadvisor's control, and Subchapter M of the Internal Revenue Code of 1986, as amended. Diversified agrees that requirements imposed by the 1940 Act, Subchapter M, or any other applicable laws, that are outside Subadvisor's control include compliance with any percentage limitations applicable to the Portfolio's assets that would require knowledge of the Portfolio's holdings other than the Assets subject to this Agreement. Subadvisor shall be indemnified and held harmless by Diversified for any loss in carrying out the terms and provisions of this Agreement, including reasonable attorney's fees, indemnification to the Portfolio, or any shareholder thereof and, brokers and commission merchants, fines, taxes, penalties and interest. Subadvisor, however, shall be liable for any liability, damages, or expenses of Diversified arising out of the gross negligence, malfeasance or violation of applicable law by any of its employees in providing management under this Agreement; and, in such cases, the indemnification by Diversified, referred to above, shall be inapplicable.

     Diversified shall appoint a custodian to take and have possession of the Assets of the Portfolio. Subadvisor shall not be custodian. Subadvisor shall have no obligation or liabilities with respect to the custodial arrangements.

     The Subadvisor may apply to Diversified at any time for instructions and may consult counsel for Diversified or its own counsel with respect to any matter arising in connection with the duties of the Subadvisor. Also, the Subadvisor shall be protected in acting upon advice of Diversified and/or Diversified's counsel and upon any document which Subadvisor reasonably believes to be genuine and to have been signed by the proper person or persons.

     6. Duration, Termination and Amendments of this Agreement. This Agreement shall become effective as of the day and year first above written and shall govern the relations between the parties hereto thereafter, and, unless terminated earlier as provided below, shall remain in force for two years, on which date it will terminate unless its continuance thereafter is specifically approved at least annually (a) by the vote of a majority of the Trustees of the Portfolio who are not "interested persons" with respect to this Agreement or of the Subadvisor or Diversified at an in person meeting specifically called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. However, if the shareholders of the Portfolio fail to approve the Agreement as provided herein, the Subadvisor may continue to serve hereunder in the manner and to the extent permitted by the Investment Company Act of 1940 and Rules thereunder.

     This Agreement may be terminated at any time without the payment of any penalty by the Trustees, or by the vote of a majority of the outstanding voting securities of the Portfolio, or by Diversified. The Subadvisor may terminate the Agreement only upon giving 90 days' advance written notice to Diversified. This Agreement shall automatically terminate in the event of its assignment.

     This Agreement may be amended only if such amendment is approved by the vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the Board of Trustees of the Portfolio who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

     The terms "specifically approved at least annually", "vote of a majority of the outstanding voting securities", "assignment", "affiliated person", and "interested persons", when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

     7. Certain Records. Any records to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 adopted under the 1940 Act which are prepared or maintained by the Subadvisor with respect to the Assets and will be made available promptly to the Portfolio on request.

     8. Survival of Compensation Rates. All rights to compensation under this Agreement shall survive the termination of this Agreement.

     9. Entire Agreement. This Agreement states the entire agreement of the parties with respect to investment advisory services to be provided to the Portfolio by the Subadvisor and may not be amended except in a writing signed by the parties hereto and approved in accordance with Section 6 hereof.

     10. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

     11. Change of Management and Pending Litigation. Subadvisor represents to Diversified that it will disclose to Diversified promptly after it has knowledge of any change or variation in its management structure or personnel or any significant change or variation in its management style or investment philosophy that is material to this Agreement. In addition, Subadvisor represents to Diversified that it will similarly disclose to Diversified, promptly after it has knowledge, the existence of any pending legal action being brought against it whether in the form of a lawsuit which has the potential to impact the Subadvisor's ability to provide services or a non-routine investigation by any federal or state governmental agency.

     Diversified represents to Subadvisor that any information received by Diversified pursuant to this section will be kept strictly confidential and will not be disclosed to any third party.

     12. Communications. Instructions with respect to securities transactions may be given orally and, where deemed necessary, may be confirmed in writing as soon as practicable.

     Notices required to be given under this Agreement shall be sent by certified mail and shall be deemed effective when received; and, as to the custodian, at such address as it may specify to Subadvisor in writing, or at such other address as a party to receive notice may specify in a notice given in accordance with this provision. Subadvisor may rely on any notice from any person reasonably believed to be genuine and authorized. Diversified will, upon inception of this Agreement and from time-to-time as needed, provide Subadvisor with a list of authorized signatures for those persons from whom the Subadvisor may accept direction.

     13. Disclosure Statement - Form ADV. Diversified hereby acknowledges receipt simultaneously with the execution of this Agreement of the currently effective Form ADV Part II for the purpose of disclosure about services, fees, and other matters of importance related to a decision of becoming a client of the Subadvisor. Accordingly, Diversified shall have the option to terminate this Agreement without penalty within five business days after that date of execution, provided, however, that any investment action taken by Subadvisor with respect to the Portfolio prior to the effective date of such termination shall be at Diversified's risk.

     14. Use of Name. Subadvisor hereby agrees that Diversified may use the Subadvisor's name in its marketing or advertising materials. Diversified agrees to allow the Subadvisor to examine and approve any such materials prior to use.

     IN WITNESS WHEREOF, the parties thereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.


                                  Diversified Investment Advisors, Inc.


                                  By: /s/ John F. Hughes
                                     -----------------------------------------
                                          John F. Hughes
                                          Vice President & Senior Counsel


                                  Stephens Capital Management


                                  By:/s/ Warren Simpson
                                     -----------------------------------------
                                         Warren Simpson
                                         Executive Vice President

                                  SCHEDULE B


The Subadvisor shall be compensated for its services under this Agreement on the basis of the below-described annual fee schedule. The fee schedule shall only be amended by agreement between the parties.

                                 FEE SCHEDULE


                      10 BASIS POINTS OF TOTAL NET ASSETS

Net assets are equal to the market value of the Portfolio. Fees will be calculated by multiplying the arithmetic average of the beginning and ending monthly net assets by the fee schedule and dividing by twelve. The fee will be paid quarterly.

Stephens Capital Management agrees that if at anytime during the term of this Subadvisory Agreement, Stephens offers another of its clients (other than a client that is an affiliated person of Stephens) a lower fee than that set forth in this Schedule B for the management of a similarly structured Intermediate Government Bond Portfolio then Diversified will also be charged the lower rate. Diversified will benefit from the lower rate from the first day that it is in effect for Stephens's other client.